Exhibit 10.4

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of March 12, 2014, is made by and among ACRC LENDER LLC, a Delaware limited liability company (“Borrower”), ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (“Guarantor”, together with Borrower, referred to hereinafter each individually as an “Obligor”, and individually and collectively, jointly and severally, as the “Obligors”), in favor of CITY NATIONAL BANK, a national banking association, as the arranger and administrative agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

WHEREAS, Borrower, Agent, and the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) are, contemporaneously herewith, entering into that certain Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Agent and the Lenders have agreed to make certain financial accommodations to Borrower;

WHEREAS, Guarantor has made or may make certain loans or advances from time to time to Borrower; and

WHEREAS, each Obligor has agreed to the subordination of such indebtedness of Borrower to Guarantor, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1                               Definitions; Interpretation.

(a)         Terms Defined in Credit Agreement.  All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)         Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“Agent” has the meaning set forth in the preamble hereto.

“Agreement” has the meaning set forth in the preamble hereto.

“Bank Product Obligations” has the meaning set forth in the Credit Agreement.

“Bank Product Providers” has the meaning set forth in the Credit Agreement.

“Borrower” has the meaning set forth in the preamble hereto.

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Insolvency Events” has the meaning set forth in Section 3.

“Lender” and “Lenders” have the respective meanings set forth in the recitals hereto.

“Lender Group” has the meaning set forth in the Credit Agreement.

“Obligor” and “Obligors” have the respective meanings set forth in the preamble hereto.

“Senior Debt” means (a) the Debt and liabilities of Borrower to Agent and the Lenders under or in connection with the Credit Agreement and the other Loan Documents, including all unpaid principal of the Loans, all interest accrued thereon, all fees due under the Credit Agreement and the other Loan Documents, and all other amounts payable by Borrower to Agent and the Lenders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including without limitation interest, fees, and other such amounts, which would accrue and become due but for the commencement of an Insolvency Event, whether or not such interest, fees, and other amounts are allowed or allowable in whole or in part in any such Insolvency Event, and (b) all Bank Product Obligations.

“Subordinated Debt” means, with respect to Guarantor, all indebtedness, liabilities, and other obligations of Borrower owing to Guarantor in respect of any and all loans or advances made by Guarantor to Borrower whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by Borrower to Guarantor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of Borrower, directly or indirectly, of assets of Borrower of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

(c)          Interpretation.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified.  References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.  References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to.  The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.  Any reference herein to the satisfaction, repayment, or payment in full of the Senior Debt shall mean the repayment in full in cash in Dollars (or cash collateralization or receipt of a backup letter of credit or other arrangements reasonably satisfactory to Agent and the Issuing Lender in accordance with the terms of the Credit Agreement) of all Senior Debt other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Credit Agreement.

SECTION 2                               Subordination to Payment of Senior Debt.  All payments by Borrower on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash or cash equivalents of the Senior Debt (including Obligations in respect of Letters of Credit, unless all such Letters of Credit are cancelled, expired or are cash collateralized or subject to other arrangements reasonably satisfactory to Agent and the Issuing Lender).

SECTION 3                               Subordination Upon Any Distribution of Assets of Borrower.  In the event of any payment or distribution of assets of Borrower of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to Borrower or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of Borrower, or otherwise (such events, collectively, the “Insolvency Events”):  (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash (including Obligations in respect of Letters of Credit, unless all such Letters of Credit are cancelled, expired or are cash collateralized or subject to other arrangements reasonably satisfactory to Agent and the Issuing Lender), or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which Guarantor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Agent for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Agent in respect of such Senior Debt.

SECTION 4                               Payments on Subordinated Debt.

(a)         Permitted Payments.  So long as no Event of Default has occurred and is continuing, Borrower may make, and Guarantor shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business or as permitted by the Credit Agreement.

(b)         No Payment Upon Senior Debt Defaults.  Upon the occurrence and during the continuance of any Event of Default with respect to any Senior Debt and Borrower shall have received written notice from the Agent, Borrower shall not make, and Guarantor shall not accept or receive, any Subordinated Debt Payment.

SECTION 5                               Subordination of Remedies.  As long as any Senior Debt shall remain outstanding and unpaid, following the occurrence and during the continuance of any Event of Default with respect to any Senior Debt and Borrower shall have received written notice from the Agent, Guarantor shall not, without the prior written consent of Agent:

(a)         accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of Borrower owing to Guarantor;

(b)         exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(c)          exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of Guarantor to Borrower against any of the Subordinated Debt; or

(d)         commence, or cause to be commenced, or join with any creditor other than Agent and the Lenders in commencing, any bankruptcy, insolvency, or receivership proceeding against Borrower.

SECTION 6                               Payment Over to Agent.  In the event that, notwithstanding the provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of Section 3, 4, or 5 by Guarantor before all Senior Debt is paid, in full, in cash or cash equivalents (including Obligations in respect of Letters of Credit, unless all such Letters of Credit are cancelled, expired or are cash collateralized or subject to other arrangements reasonably satisfactory to Agent and the Issuing Lender), such Subordinated Debt Payments shall be held in trust for the benefit of Agent and the Lenders and shall be paid over or delivered to Agent for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent payments or distributions to Agent in respect of the Senior Debt.

SECTION 7                               Authorization to Agent.  If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to Borrower or its property:  (i) Agent hereby is irrevocably authorized and empowered (in the name of Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent; and (ii) Guarantor shall promptly take such action as Agent reasonably may request (A) to collect the Subordinated Debt for the account of Agent and the Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

SECTION 8                               Certain Agreements of Each Obligor.

(a)         No Benefits.  Each Obligor understands that there may be various agreements between Agent, the Lenders and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that Agent and the Lenders shall not have any obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b)         No Interference.  Guarantor acknowledges that Borrower has granted to Agent, for the benefit of Agent and the Lenders, security interests in certain of Borrower’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent in accordance with applicable law.

(c)          Reliance by Agent and the Lenders.  Each Obligor acknowledges and agrees that Agent and the Lenders will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Loans, the Letters of Credit, or other financial accommodations thereunder.

(d)         Waivers.  Except as provided under the Credit Agreement, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e)          Obligations of Each Obligor Not Affected.  Each Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent or any Lender hereunder: (i) the time for any other Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents and Bank Product Agreements may be extended or such performance or compliance may be waived by Agent and the Lenders; (ii) the agreements of any other Obligor with respect to the Loan Documents and Bank Product Agreements may from time to time be modified by such other Obligor, Agent and the Lenders for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor, Agent or the Lenders thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor, Agent and the Lenders; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers, may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Obligor, any other Person, or with respect to any Collateral may be exercised (or Agent and the Lenders may waive or refrain from exercising such rights).

(f)           Rights of Agent and the Lenders Not to Be Impaired.  No right of Agent or any Lender to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any other Obligor, Agent or any Lender hereunder or under or in connection with the other Loan Documents or Bank Product Agreements or by any noncompliance by the other Obligor with the terms and provisions and covenants herein or in any other Loan Document or Bank Product Agreement, regardless of any knowledge thereof Agent or any Lender may have or otherwise be charged with.

(g)          Financial Condition of the Obligors.  Except as provided under the Credit Agreement or any Loan Document or Bank Product Agreement, each Obligor shall not have any right to require Agent or any Lender to obtain or disclose any information with respect to:  (i) the financial condition or character of any other Obligor or the ability of the other Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Agent, the Lenders or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h)         Acquisition of Liens or Guaranties.  Except as expressly permitted under the Credit Agreement, Guarantor shall not, without the prior consent of Agent, acquire any right or interest in or to any assets of Borrower or accept any guaranties from Borrower for the Subordinated Debt.

SECTION 9                               Subrogation.

(a)         Subrogation.  Until the payment and performance in full in cash of all Senior Debt, Guarantor shall not have or directly or indirectly exercise any rights that it may acquire by way of subrogation under this Agreement  (and Guarantor hereby waives any such right of subrogation), whether by any payment or distribution to Agent hereunder or otherwise.

(b)         Payments Over to the Obligors.  If any payment or distribution to which Guarantor would otherwise have been entitled but for the provisions of Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, Guarantor shall be entitled to receive from Agent and the Lenders any payments or distributions received by Agent and the Lenders in excess of the amount sufficient to pay in full in cash all amounts payable under or in respect of the Senior Debt.  If any such excess payment is made to Agent and the Lenders, Agent and the Lenders shall promptly remit such excess to Guarantor and until so remitted shall hold such excess payment for the benefit of Guarantor.

SECTION 10                        Continuing Agreement; Reinstatement.

(a)         Continuing Agreement.  This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until payment and performance in full in cash of the Senior Debt.  The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligor.

(b)         Reinstatement.  This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of Borrower shall be rescinded or must otherwise be restored by Agent or any Lender, whether as a result of an Insolvency Event or otherwise.

SECTION 11                        Transfer of Subordinated Debt.  Except as expressly permitted by the Credit Agreement, Guarantor may not assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent, provided that any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Agent.

SECTION 12                        Obligations of the Obligors Not Affected.  The provisions of this Agreement are intended solely for the purpose of defining the relative rights of Guarantor against Borrower, on the one hand, and of Agent and the Lenders against the Obligors, on the other hand.  Nothing contained in this Agreement shall (i) impair, as between Guarantor and Borrower, the obligation of Borrower to pay its obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of Guarantor against Borrower, on the one hand, and of the creditors (other than Agent and the Lenders) of Borrower against Borrower, on the other hand.

SECTION 13                        Endorsement of Obligor Documents; Further Assurances and Additional Acts.

(a)         Endorsement of Obligor Documents.  At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and Guarantor shall promptly deliver to Agent evidence of the same.

(b)         Further Assurances and Additional Acts.  Guarantor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

SECTION 14                        Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Credit Agreement and to each Obligor in care of the Borrower.

SECTION 15                        No Waiver; Cumulative Remedies.  No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.  The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent or any Lender, whether under any Loan Document or Bank Product Agreement, or under applicable law.

SECTION 16                        Survival.  All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid.

SECTION 17                        Benefits of Agreement.  This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 18                        Binding Effect.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor and Agent and their respective successors and permitted assigns.

SECTION 19                        CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)         THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)         THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT OBLIGOR OR IN REM JURISDICTION OVER SUCH COLLATERAL OR OTHER PROPERTY.  EACH OBLIGOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 19(b) AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(c)          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH OBLIGOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)         EACH OBLIGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY OBLIGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)          (i) NO CLAIM MAY BE MADE BY ANY OBLIGOR AGAINST THE AGENT, ANY LENDER, ISSUING LENDER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM, AND (ii) NO CLAIM MAY BE MADE BY THE AGENT AGAINST ANY OBLIGOR, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY SUCH OBLIGOR, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH OF THE PARTIES REFERENCED ABOVE IN THIS SECTION 19(e) HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

SECTION 20                        Entire Agreement; Amendments and Waivers.

(a)         Entire Agreement.  This Agreement constitutes the entire agreement of each of the Obligors, Agent and the Lenders with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

(b)         Amendments and Waivers.  No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent.  Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 21                        Conflicts.  In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

SECTION 22                        Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 23                        Interpretation.  This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Obligors and Agent and is the product of all parties hereto.  Accordingly, this Agreement shall not be construed against Agent merely because of Agent’s involvement in the preparation hereof.

SECTION 24                        Counterparts; Telefacsimile Execution.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and bind effect of this Agreement.

SECTION 25                        Termination of Agreement.  Upon payment and performance in full in cash of the Senior Debt, including the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement, this Agreement shall terminate and Agent shall promptly execute and deliver to each Obligor such documents and instruments as shall be reasonably necessary to evidence such termination.

[Signature page follows.]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement as of the date first written above.

OBLIGORS:	ACRC LENDER LLC,
a Delaware limited liability company

	By:	/s/ Thomas A. Jaekel
	Name:	Thomas A. Jaekel
	Title:	Vice President

ARES COMMERCIAL REAL ESTATE CORPORATION,
a Maryland corporation

	By:	/s/ Tae-Sik Yoon
	Name:	Tae-Sik Yoon
	Title:	CFO

[SIGNATURE PAGE TO INTERCOMPANY SUBORDINATION AGREEMENT]

AGENT:

CITY NATIONAL BANK,
a national banking association

By:	/s/ Brandon L. Feitelson
Name: Brandon L. Feitelson
Title: Senior Vice President

[SIGNATURE PAGE TO INTERCOMPANY SUBORDINATION AGREEMENT]